                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                 /s/ Ralph E. Bailey
                                       -----------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                /s/ Henry O. Boswell
                                        ----------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                              /s/ Hans M. Brinkhorst
                                      -----------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                   /s/ R. G. Croyle
                                         --------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                     /s/ H. E. Lentz
                                          --------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                    /s/ D.F. McNease
                                           -------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                   /s/ Lord Moynihan
                                         --------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                  /s/ Wilfred P. Schmoe
                                          --------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                               /s/ Charles P. Siess, Jr.
                                       -----------------------------------------

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                             Re: Public Offering of
                             11.5 Million Shares of
                                  Common Stock


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, any and all amendments and supplements (including post-effective amendments) to the Company's Registration Statement on Form S-3 (including all exhibits thereto, the "Registration Statement") relating to the offering and sale of up to 11,500,000 shares of Common Stock (including up to 1,500,000 shares which may be sold to cover over-allotments) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999 (File No. 333-88855), and any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of October, 1999.



                                                     /s/ C. W. Yeargain
                                            ------------------------------------